UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: January 16, 2014

ALTERNATIVE ENERGY PARTNERS, INC. (Exact name of registrant as specified in its charter)

Florida	333-154894	26-2862564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Yamato Road, Boca Raton, FL 33431 (Address of Principal Executive Offices) (561)-244-2532 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྎ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

ྎ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

ྎ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ྎ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short term and long term business operations, and financial needs.  These forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from those reflected in the forward looking statements.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this Current Report on Form 8-K, and in particular, the risks discussed below and under the heading “Risk Factors” and those discussed in other documents we file with the United States Securities and Exchange Commission that are incorporated into this Current Report on Form 8-K by reference.  The following discussion should be read in conjunction with our annual report on Form 10-K and our quarterly reports on Form 10-Q incorporated into this Current Report on Form 8-K by reference, and the consolidated financial statements and notes thereto included in our annual and quarterly reports.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.  In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statement.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K.  Before you invest in our common stock, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price.  Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

In this Current Report on Form 8-K, references to “we,” “our,” “us,” “Alternative Energy Partners, Inc., “AEGY”, “Registrant” or the “Company” refer to Alternative Energy Partners, Inc., a Florida corporation.

Section 8 – Other Events

Item 8.01 Other Events.

On January 16, 2014, Registrant received a copy of a “Cease Trade Order” dated January 15, 2014 issued by the Alberta Securities Commission in Calgary, Canada, advising Registrant that it is a “reporting issuer” under the Alberta Securities Act, and that it failed to file periodic reports pursuant to Section 146 of the Act for the quarters ended April 30, 2013 and October 31, 2013, and for the fiscal year ended July 31, 2013.  By letter dated January 16, 2014, Registrant advised the Alberta Securities Commission that it does not do business in Canada, has no offices located in Canada, has no officers, directors, consultants  or employees in Canada, has not offered or sold any securities in Canada and is not a “reporting issuer” in Alberta. No response has been received from the Alberta Securities Commission.

On further investigation, Registrant has learned that the Alberta Securities Commission, as well as the Securities Commissions of several other provinces, has adopted a rule to the effect that any U.S. listed public company subject to the obligation to file periodic reports with the U.S. Securities and Exchange Commission and whose shares are not listed on a recognized exchange in the US, or other listed jurisdictions (i.e., only those U.S. reporting companies whose shares trade on the OTC BB, the OTC Pink Sheets or on the OTC QB) is automatically a “reporting issue” in Alberta if any officer, director, or consultant of the company is a resident of Alberta, and therefore becomes subject to quarterly and annual reporting in Alberta.  This action is taken in Alberta without notice to the U.S. company, such as Registrant, and, again as in the case of Registrant, a “cease trade order” is imposed without notice, hearing, due process or other opportunity to be heard or to contest the action.  Registrant has been advised by U.S. securities counsel that this action is not enforceable in the U.S. against the Registrant; however, Canadian citizens who may have acquired shares of Registrant on the open market have advised the Registrant that they are now no longer able to trade Registrant’s common stock.

The sole apparent basis for the Alberta action, whether or not enforceable against Registrant, was that Michael Gelmon was a director of Registrant from January 2013 to early May, 2013.  Mr. Gelmon resigned all positions with the Company as of early May, 2013, long before the “cease trade order” was issued and is not now affiliated in any way with Registrant.  The Registrant will continue to attempt to remove the “cease trade order” imposed against it by the Alberta Securities Commission, but does not expect the existence of the order to have any material impact on Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE ENERGY PARTNERS, INC.

Date: February 10, 2014.	By:	/s/ Mario Barrera
Mario Barrera
President